UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders, or the Annual Meeting, was held on June 7, 2016. Proxies for the Annual Meeting were solicited by the Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board of Directors’ solicitation. There were 86,934,956 shares of common stock entitled to vote at the Annual Meeting. A total of 70,240,750 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

James W.Young, Ph.D., Steven B. Ketchum, Ph.D. and Homer L. Pearce, Ph.D. were elected as Class II directors to hold office until the 2019 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
James W. Young, Ph.D.	39,864,855	256,088	30,119,807
Steven B. Ketchum, Ph.D.	39,863,286	257,657	30,119,807
Homer L. Pearce, Ph.D.	39,861,779	259,164	30,119,807

In addition to the directors elected above, Matthew K. Fust, David C. Stump and Daniel N. Swisher, Jr. will continue to serve as Class III directors until the 2017 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal, and Steve R. Carchedi, Geoffrey M. Parker and Dayton Misfeldt will continue to serve as Class I directors until the 2018 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.

Proposal No. 2

The vote, on an advisory basis, of the compensation of our named executive officers as disclosed in the 2016 proxy statement, filed with the Securities and Exchange Commission on April 25, 2016, was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
39,261,413	715,993	143,537	30,119,807

Proposal No. 3

The selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 was ratified by the following vote:

For	Against	Abstain
69,515,271	512,330	213,149

Proposal No. 4

The amendment of our amended and restated certificate of incorporation to effect a reverse stock split was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
64,017,965	5,826,848	395,937	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.
Dated: June 8, 2016
	By:	/s/ Eric H. Bjerkholt
Eric H. Bjerkholt
Executive Vice President, Corporate Development and Finance, Chief Financial Officer and Corporate Secretary